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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE

                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  March 20, 1998


                        DISCOVER CARD MASTER TRUST I
             --------------------------------------------------
             (Exact name of registrant as specified in charter)




  Delaware                  0-23108                    51-0020270
-------------             ------------             -------------------
  (State of               (Commission                 (IRS Employer
Organization)             File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                        19720
---------------------------                                 -----
(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     ---------------

Former name or former address, if changed since last report:  Not Applicable


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ITEM 5.      OTHER EVENTS

             Series 1998-3. On March 20, 1998, the registrant made available to investors a prospectus supplement, dated March 18, 1998, and prospectus, dated March 18, 1998, with respect to the issuance of $750,000,000 aggregate principal amount of Series 1998-3 Floating Rate Class A Credit Card
Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 1998-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer,
Servicer and Seller and U.S. Bank National Association d/b/a First Bank
National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of March 25, 1998, for Series 1998-3 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus supplement is attached as Exhibit 99.


Item 7.      Exhibits

Exhibit No.  Description
-----------  -----------

Exhibit 99 Prospectus Supplement dated March 18, 1998 with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-3.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Discover Card Master Trust I
                                 (Registrant)



                                By:  Greenwood Trust Company
                                     (Originator of the Trust)




Date: March 20, 1998            By:   /s/ John J. Coane
                                    --------------------------------------
                                    John J. Coane
                                    Vice President, Director of Accounting
                                     and Treasurer


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                              INDEX TO EXHIBITS

Exhibit     Description                                                    Page
-------     -----------                                                    ----
  99        Prospectus Supplement dated March 18, 1998 with respect to      5
            the Floating Rate Class A Credit Card Pass-Through
            Certificates and the Floating Rate Class B Credit Card
            Pass-Through Certificates of Discover Card Master Trust I,
            Series 1998-3.









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